Resonate Blends, Inc.

Value-added brands are the future of cannabis


BROWNIE DUOS
KANEH CO
cannabis-infused
CAFÉ CON LECHE
100 MG THC PER PACKAGE
KANEH CO
cannabis-infused
SOLVENTLESS REAL FRUIT GUMMIES
SOUR PINEAPPLE STRAWBERRY
100MG THC PER PKG
10MG THC PER SRV
CA

Strategy & acquisition of Kaneh Co into Resonate Blends


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Scalable Innovation - the tipping point

Manufacturing #CDPH-10004672

Safe Harbor

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in this presentation.

All statements other than statements of historical fact are forward-looking statements. The words "believe," "will," "may," "may have," "would," "estimate," "continues," "anticipates," "intends," "plans," "expects," "budget," "scheduled," "forecasts" and similar words are intended to identify estimates and forward looking statements. Actual results and developments may be substantially different from the expectations described in the forward-looking statements for a number of reasons, many of which are not under our control, among them, the activities of our competition, the future global economic situation, weather conditions, market prices and conditions, exchange rates, and operational and financial risks.

We have not entered into definitive agreements with the companies mentioned in this presentation.

The State of the Industry

Commodity vs Innovation



Innovation Adoption
Competition
New customers
Innovators
Early Adopters
Early Majority
Late Majority
Laggards

Cannabis 2.0 2022 → 2023+ **Cannabis 3.0**

Cannabis 2.0

- Commoditization
- Oversaturated
- Lots of me-too products, limited differentiation
- THC dominant downward price pressure
- Overregulation
- Race to the bottom

Cannabis 3.0

- Value-added brands = innovation
- Innovation built on science
- Unique form factors and delivery methods
- Reliable experiences & benefits, precision formulation
- Regulatory reform
- Consumer friendly products



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Resonate - you are investing in the future of cannabis.

Resonate Blends, Inc.

Mastering the Art of Experience

Resonate Blends Inc. is a cannabis holding company.

Value-added brands are the future of cannabis.

We believe dominant brands will offer extraordinary, consistent, beneficial experiences in a variety of convenient form factors.

Resonate will constantly innovate by mastering the art of formulation to create extraordinary products, developing technical, marketing and creative partnerships and scaling through internal development and highly strategic acquisitions.

The industry appears to be at a very early stage of the Innovation Adoption Curve.

Federal legalization and national adoption will change the game.

We are positioning Resonate to take advantage of that inflection point.



CALM
Innovation Adoption
Competition
New customers
Innovators
Early Adopters
Early Majority
Late Majority
Laggards

Investing in Cannabis 3.0

How to create value in a crowded market

MSO's are consolidating but seem to be offering undifferentiated products.

We are seeing Innovation happening in smaller companies.

We believe financing is difficult for smaller companies.

Public companies seem to be perfect for strategic rollups of best of breed smaller companies.

As the MSO's establish their bases they may need product innovation to differentiate themselves.

Our creation of an Innovation Lab should position us to meet the inevitable need of these larger companies.

When the regulations shift and the financial markets for Cannabis stabilize, we believe Resonate will be a singularly unique acquisition target.

RESONATE BLENDS + KANEH CO + INNOVATION LAB



Kaneh Co & Resonate

Building block for future growth

Kaneh Co

- Led by renowned international pastry chef
- Produces the #1 baked goods edible, popular gummies and gourmet candies
- A respected and capable manufacturing organization with solid SOPs
- Opportunity to consolidate a 3rd party manufacturer
- Working on production of Koan Gems

Resonate

- Precisely target experiences; unique in industry
- Award winning branding; communication
- Formulation expertise, using science to create exceptional products
- Uniquely strong in target of beverages

Joint Organization

- R&D to develop innovative new products
- Reinvent the edible
- Evolve the state of the art of beverages
- Create a strong 3rd party manufacturer with unrivaled capabilities
- Supports additional acquisitions
- Opens new revenue streams



KOAN
WONDER
BROWNIE DUOS
KANEH CO
KANEH CO
cannabis-infused
10MG THC SRV/PKG
BEST OF BOTH WORLDS BROWNIE
1 BROWNIE
NET WT. .40oz(11.2g)
CA

Resonate Innovation Lab

Partners in developing Next Generation Products

Disruptive innovation

- Follow the models of Xerox Parc, Disney Imagineers or Frog Designs

Developing new products, new consumption methods and value-added brands

Creating innovative solutions, for longer-lead opportunities

End-to-end, multidisciplinary approach to developing cannabis experiences

- Full spectrum
- Precision formulation
- Bioavailability
- Herbs, adaptogens and plant medicines
- Best in class white label development

Complimentary Partners - Experienced Innovators

- **Kaneh Co**— Authentic products made with integrity and precision and wholesome, quality ingredients
- **Koan** — Experts at creating consistent, precise, beneficial experience products
- **Vertosa** —Proprietary, patented technology state of the art emulsion systems
- **Dr. Glen Nagel** — practicing herbalist, and licensed Naturopathic physician, brings knowledge of how cannabis, and other medicinal herbs work in the human body

Koan
Precision formulation
Refined Experiences

Kaneh Co
Next Generation
Edibles

Vertosa
Advanced
Infusion Technology

Dr. Glen Nagel
Chair Herbal Medicine
American College
of Healthcare Sciences

Roadmap

Accelerated Innovation


Leading Edge of Cannabis 3.0 & Value-added Brands
Disruptive Innovation
Develop Industry Standards
Advanced Beverage Formulation
Herbal Medicine
Infusion Technology
Manufacturing
Mastering Experience & Benefit
KO ΔN
Dr. Glen Nagel
INNOVATION LAB
VERTOSA
KANEH CO
Next Generation Edibles
Organic Sourcing
Growing Infrastructure
Product Design & Innovation
Accelerated Product Development
Multiple Revenue Streams
White Label & Consulting (Owned IP)
Owned Edible Space
2022
Koan Multiserve
Koan Sleep
Koan Gems
Next Gen Baked Goods
Koan Targeted Infused Pre-rolls
Unique White Label Services
Multi-state Rollout
2023

Serving a Growing Market

- Legal US sales of cannabis are expected to top $33 billion by the end of 2022.
- 32% increase over 2021's total of $25 billion.
- By 2026, estimated, annual sales will exceed $52 billion.
- Cannabis-infused foods and beverages are seeing strong growth.
- Legal cannabis edibles market brought in an estimated $3 billion in sales in 2021, 4 billion forecasted for 2022.
- Eaze's 2022 report found that edibles were the **number one purchase** for every generation except Gen Z. Boomers, Gene and Millennials all preferred edibles.

Sources: From Eaze Insights: State of Cannabis 2022; also MJBIZ reported in Forbes, BDSA Retail Sales Tracking

- Edibles are growing in popularity as markets become more established and consumers learn more about cannabis. The average over the past 3 years was 9% of all sales. In 2021, edibles made up 11% of sales — a 2% increase.
- Edibles accounted for about 15% of dollar sales in the dispensary channel.
- Candy dominates edible category sales in the dispensary channel, with candy bringing in about 70% of edible sales.
- Gummies accounted for nearly $1 billion in retail sales last year.
- Beverages have seen strong sales growth in the dispensary channel.


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Going National

A Portable Model

We believe success will require compliant portability and scalability.

Kaneh Co is currently in California and Michigan and this Fall will be in Rhode Island and Montana with the ability to scale into other legal states.

Multi-state license agreements & white labeling can be tailored to individual state requirements.

Unique value creation may require IP and/or process protection.

- Own the formulas
- Own the process
- Own the IP
- Establish portable SOP’s



Partner Network

Sphere of influence

- Cannacraft
- March and Ash
- Vertosa
- Green Growth CPA
- Clark Howell
- The Galley
- Nabis
- Grass Door

Awards & Accolades

Koan & Kaneh Co in the press

Koan
Voted Best New Brand
2021 LMCC
Link

Koan
Winner Product Design
2021 Clio Cannabis
Link



Kaneh Co
ABC News Interview Video
Link



Kaneh Co
Medium Interview Article
Link







Geoffrey Selzer Chief Executive Officer RB

Mr. Selzer founded Resonate Blends in October of 2018 and serves as Chief Executive Officer and Chairman of the Board. Prior to Resonate, Mr. Selzer was a consultant to New American Blends, a medicinal cannabis company, where he helped to rebrand, formulate and source product, organize development and create long term strategic plans.

Mr. Selzer was Founder and Chief Executive Officer of Luminous Publishing, a company dedicated to creating a new genre of media-rich products originally designed for tablet computers including a core curriculum initiative funded by Pearson, the largest educational publisher in the world. Prior to Luminous, as CEO & Chairman of the Board of Emergent Game Technologies, Mr. Selzer took this startup from pre-revenue to the number two game middleware business in the world. Mr. Selzer served as Vice President Creative Development and Production for the Disney Interactive Division where he built, managed, and created the vision for a profitable $125M+ annual revenue business and managed a group of more than 100 professionals responsible for the design, development and production of interactive software titles. Prior to his work in media, Mr. Selzer enjoyed a successful investment banking career with an emphasis on mergers and acquisitions. He began his undergraduate studies at Hebrew University in Jerusalem for 2 years and then graduated with a degree in Philosophy from Beloit College in Wisconsin. Mr. Selzer completed his graduate work at Northwestern's Kellogg Graduate School of Business.

Pam Kerwin Chief Operating Officer RB

Ms. Kerwin has had extensive senior management experience with both start-up and Fortune 500 companies. She has successfully managed companies, media projects and application development in a variety of industries. Ms. Kerwin has been Chief Operating Officer for Luminous Publishing, a developer of educational applications including a landmark core curriculum project for Pearson Publishing and for GeoVector Corporation, a ground breaking augmented reality company. She has also been Head of Product Development for Kudos, a children's social media application. Ms. Kerwin was Vice President and General Manager of Pixar Animation Studios for over nine years during which time she oversaw all company operational activities, managed the applications development groups and the industry standard RenderMan group, built Pixar's interactive products team, headed Pixar's Academy Award-winning short films group and supported the company's successful IPO. Before joining Pixar, Ms. Kerwin was Vice President of Marketing and Sales for Media Cybernetics, an imaging processing firm. Ms. Kerwin completed her BS at Towson State University and post graduate work at SUNY, Plattsburg.

David Thielen Chief Investment Officer RB

Mr. Thielen's career includes roles in Business Development, Sales Management and Strategy Management as Vice President, CIO and CEO. Mr. Thielen is Chief Investment Officer (CIO) at Resonate Blends, Inc. and is tasked with creating investment solutions to fund company initiatives, provide accurate and timely SEC filings, manage the overall public company strategies and serve as the investor liaison for corporate communication. He spent a majority of his executive career at DeRoyal Industries, a leading global medical manufacturer, for more than eight years as Area Vice President and twenty one years overall in various management roles. DeRoyal Industries serves hospitals, surgery centers and Integrated Healthcare Networks (IHN) throughout the United States, Europe and Asia. Prior to his current role at Resonate Blends, Inc., he spent the past several years working with leading System Integrators in the federal government sector; including numerous mission critical programs at Northrop Grumman, before founding Aspire Consulting Group ("Aspire") in 2015. Aspire is a Service-Disabled Veteran-Owned Small Business (SDVOSB) located in Washington, D.C. with emphasis in the federal, state and commercial sectors. Aspire specializes in innovative IT solutions targeting Business Process Engineering, Health IT, Software Integration and Digital Engagement. Mr. Thielen holds a Bachelor of Science degree from Iowa State University.





Henry Steingieser Creative Director RB

Before co-founding Resonate Blends, Mr. Steingieser worked extensively as a designer and creative director in the entertainment, hospitality and CPG industries. He has worked with agencies like William Morris Endeavor, Saatchi & Saatchi and Deutsch among others and was co-owner and creative director at digital design firm Backward Heroes in Santa Monica. His team at Backward Heroes garnered FWA, Webby, Marcom and DMAC honors and awards for work with clients like Capitol Records and New Line Cinema. Among Mr. Steingieser's many accomplishments are that he helped develop and standardize interactive music players and rich media campaigns with clients like Capitol, Interscope and Virgin Records for artists such as The Beatles, G-Unit and Morrisey; was a preferred developer for DoubleClick media and created best in class rich media ads that proved to be the most successful digital advertising platform to date with the highest consumer engagement and conversion results; partnered with Yoko Ono and Capitol Records to design and develop the first ever official John Lennon website; launched the first Beats by Dre digital presence in collaboration with Dr. Dre, Jimmy Lovine and Interscope records and was a core team member at WME responsible for rebranding Polaroid in partnership with Lady Gaga. Mr. Steingieser graduated with a Bachelor of Fine Arts degree from Otis College of Art and Design. Henry was invited to sit on the 2022 Clio Cannabis Jury.

Skyler Quisenberry Head of Product RB

Before co-founding Resonate Blends, Mr. Quisenberry was responsible for logistical support and development at Pickled Monkey, an early cannabis company where he managed the supply chain, educated the sales team, dispensary staff and consumers. Mr Quisenberry was focused on the science of the entourage effect and for analyzing the effects of a given formulation based on the terpene and cannabinoid content. Before joining Pickled Monkey, Mr. Quisenberry was Business Language Consultant and Head Teacher, Interac Ltd., Japan where he had had full responsibility for creating new lessons and for teaching business English and western culture to the upper level management of Hitachi Ltd. in Japan.

Sian Seligman Head of Marketing RB

Ms. Seligman has served as the senior executive in charge of marketing, promotions and strategy for several brands within the technology, consumer packaged goods, quick service restaurants, entertainment, celebrities and automotive industries. Ms. Seligman was Chief Marketing Officer of Tiger Pig Entertainment during which time she worked with the major studios, networks and brands and on various TV, VR/AR projects.

She has consulted to many Fortune 500 companies and clients, including Burger King, Nestle, Audi, Toyota, Coca-Cola, Ashton Kutcher, 50 Cent, Russell Simmons. She served as part of Burger King's award winning marketing team. As Group Account Director & Business for Big Stage, Ms. Seligman managed marketing programs, partnerships and technology integration for Toyota/ Yahoo! Fantasy Football Enhancer, Lionsgate, Funcom, Paramount Pictures, and Walt Disney Studios. Ms. Seligman has a BS from California State Polytechnic University with majors in Business Administration and Marketing Management.





Rachel King Founder and Chief Development Officer Kaneh Co

Before founding Kanehco in 2015, Rachel spent years creating desserts for several of San Diego's most acclaimed restaurants. Rachel grew up in San Diego and is a graduate of SDSU and the San Diego Culinary Institute. Rachel worked in some of San Diego's most recognized restaurants, including Mister A's, NINE-TEN, Searsucker and Herringbone. Rachel has received numerous accolades for her creations and was nominated for Food & Wine magazine's Best New Pastry Chef in 2013. With her knowledge and passion for pastries and sweets, Rachel transitioned from pastry chef to founder to build an elevated cannabis edibles brand with the vision of producing only high-end desserts, made with premium ingredients.

Jesse Heinowitz Founder and Chief Executive Officer Kaneh Co

Jesse is a San Diego native and has navigated the changing climate of the California edibles market for over 10 years. He brings to Kaneh Co. his years of experience as a previous owner and operator of a medical edibles brand. Additionally, Jesse has both managed and owned successful dispensary operations. His immersion in the cannabis industry has given him the opportunity to earn valuable experience in the production, sale, and distribution of cannabis products.





Gaynell Rogers Advisor RB

Gaynell Rogers is a cannabis strategic consultant/ advisor & trusted media relations source for 20 + years as well as in the entertainment industry & social justice issues. An influencer in the new emerging cannabis industry since 2009. Named Top 100 'Women in Weed' by The Green Market Report and 'Influencer of the Year' by Industry Power Women. Management & strategic advisory for forward-thinking brands/companies, thought leaders & public figures who need to look and plan forward in to their future.

Colleen Quinn Advisor RB

Colleen Quinn is an internationally celebrated clinical aromatherapist, cosmetic chemist, researcher and educator. Colleen Quinn specializes in cannabis research, formulations and education. Committed to delivering functional therapeutic plant-based products, Colleen has travelled the globe on a quest for knowledge, innovation and the best quality ingredients from dedicated sustainable farmers in order to create therapeutic benefits in skin and health care.

Bert Richards Advisor RB

Joining Resonate Blends as an advisor responsible for investment strategies and Mergers & Acquisition guidance, Mr. Richards is a 20-year veteran of the financial services industry. Before starting Alambic Investment Management to develop systematic stock selection strategies, he perfected the art of tearing apart financial statements to find value and opportunity. As a sell-side analyst and head of research within two large global investment banks, Bert became adept at identifying and quantifying the key drivers of equity valuation and company quality as well as the behavioral pitfalls that create market opportunities.

Combined Pro-Forma

Resonate Blends & Kaneh Co Combined Proforma

	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Total
Quarterly Revenue	$873,441	$1,104,020	$1,376,680	$2,338,204	$5,692,345
Gross Margin	33%	35%	39%	41%	

Assumptions:

1. The combined entity should produce higher revenues through white label, new legal state business development and new product development through our Innovation Lab
2. Gross margins are expected to increase through productivity, shared resources & economic buying power

* These are projections only and could change based on overall market conditions and other business factors.
* We have not entered into definitive agreements with the companies mentioned in this presentation.


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The Offer

Our goal is to partner with a long-term funding partner who can strategically allocate capital as we grow our operations and capitalize on the growing cannabis sector through strategic acquisitions, new state growth opportunities and product development in our Innovation Lab.

- Up to $5,000,000 based on specific milestone achievements

- Initial funding tranche of $2,000,000 to integrate Kaneh Co into the holding company and provide working capital for the new combined entity


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Why this deal

We believe value-added brands will lead the growth of cannabis 3.0.

We are mastering the art of experience and benefit based product development.

Our products are designed to be reliable, consistent and convenient for the modern consumer.

We're harnessing internal product development with partnerships and acquisitions to speed innovation and growth.

We're building a best-in-class cannabis and plant medicine Innovation Lab.

We have a nimble business model and core relationships in place to go national quickly and efficiently.

We straddle both the cannabis and wellness markets.

We are not seeing anyone else doing what we do in the cannabis space.


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THE PURE EXPERIENCE reimagined
KANEH CO
100MG THC
HYBRID
BROWNIE DUOS
KANEH CO
cannabis-infused
100MG
CA

RESONATE BLENDS

Expanding our product offerings
and accelerating our innovation lab.

This is the future of cannabis.


KOAN
BALANCE
HIGH CBD
LOW THC
CA

KANEH CO

KOAN